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             VA - Exhibit 13 Calculation of Performance Information



                                                              Federated High         Fidelity     Fidelity VIP         Fidelity
                            Federated Prime  Federated Utility   Income Bond      VIP Equity-    Asset Manager    VIP Index 500
                             Money Fund II          Fund II          Fund II   Income Portfolio      Portfolio        Portfolio
   1 Year with No Surrender          0.008          -0.1523          -0.0034          -0.0659          -0.0574          -0.1364
      3 Year with Surrender        -0.0016          -0.1128          -0.0579          -0.0063          -0.0301          -0.0518
      5 Year with Surrender         0.0161           0.0037          -0.0055           0.0696           0.0482           0.0794
     10 Year with Surrender            N/A              N/A              N/A           0.1172           0.0742              N/A
       Since Inception with
                  Surrender         0.0217           0.0388           0.0321           0.1023           0.0805           0.1156
   3 Year with No Surrender         0.0181          -0.0881          -0.0359           0.0135          -0.0093          -0.0301
   5 Year with No Surrender         0.0235           0.0115           0.0026           0.0757           0.0548           0.0852
  10 Year with No Surrender            N/A              N/A              N/A           0.1172           0.0742              N/A
    Since Inception with No
                  Surrender         0.0217           0.0388           0.0321           0.1023           0.0805           0.1156
  Unit Value as of 12/31/01     11.4575901       11.2529858      10.60146784      15.28360369       13.6740253      15.99639476
  Unit Value as of 12/31/00     11.3333205       13.2285373      10.60612187       16.3099139      14.46048621      18.45831618
        Fund Inception Date       11/21/94         02/10/94         03/01/94         10/09/86         09/06/89         08/27/92


                                                      Alger
                              Fidelity VIP   American Small                    Alger American   Alger American
                                Contrafund   Capitalization   Alger American    MidCap Growth        Leveraged     MFS Emerging
                                 Portfolio        Portfolio   Growth Portfolio      Portfolio   AllCap Portfolio  Growth Series
   1 Year with No Surrender        -0.1378           -0.308          -0.1336          -0.0814          -0.1741          -0.3472
      3 Year with Surrender        -0.0319           -0.139          -0.0364           0.0683           0.0031          -0.0574
      5 Year with Surrender         0.0801          -0.0368           0.1095           0.1266           0.1388           0.0666
     10 Year with Surrender            N/A           0.0303           0.1307              N/A              N/A              N/A
       Since Inception with
                  Surrender         0.1384           0.0985            0.147           0.1685           0.2077           0.1053
   3 Year with No Surrender        -0.0111          -0.1128          -0.0153           0.0856           0.0226          -0.0354
   5 Year with No Surrender         0.0859          -0.0276           0.1147           0.1315           0.1435           0.0727
  10 Year with No Surrender            N/A           0.0303           0.1307              N/A              N/A              N/A
    Since Inception with No
                  Surrender         0.1384           0.0985            0.147           0.1685           0.2077           0.1053
  Unit Value as of 12/31/01    16.16691002       8.94743025      17.84670287      19.39705215      6.281453231       14.3956739
  Unit Value as of 12/31/00    18.68551703      12.87502083      20.52673001       21.0470705         7.578308      21.95264481
        Fund Inception Date       01/03/95         09/21/88         01/09/89         05/03/93         01/25/95         07/24/95


                                                                                                                        Van Eck
                                                                                  First Eagle          Van Eck        Worldwide
                              MFS Research    MFS Investors        MFS Total   SoGen Overseas   Worldwide Hard         Emerging
                                    Series     Trust Series    Return Series    Variable Fund      Assets Fund     Markets Fund
   1 Year with No Surrender        -0.2266          -0.1744          -0.0146           0.0565          -0.1201          -0.0349
      3 Year with Surrender         -0.063          -0.0755           0.0258           0.1445           0.0283           0.0087
      5 Year with Surrender         0.0418           0.0483           0.0789              N/A          -0.0658          -0.1063
     10 Year with Surrender            N/A              N/A              N/A              N/A           0.0315              N/A
       Since Inception with
                  Surrender         0.0834           0.0888           0.1131           0.0837            0.014          -0.0459
   3 Year with No Surrender        -0.0407          -0.0526           0.0445           0.1596           0.0468            0.028
   5 Year with No Surrender         0.0485           0.0549           0.0847              N/A          -0.0555          -0.0941
  10 Year with No Surrender            N/A              N/A              N/A              N/A           0.0315              N/A
    Since Inception with No
                  Surrender         0.0834           0.0888           0.1131           0.0915            0.014          -0.0459
  Unit Value as of 12/31/01    13.28678609      13.81016734      15.69700611      15.51952646      7.931763589      6.432073586
  Unit Value as of 12/31/00    17.11304713      16.66605651       15.8815071      14.64863107      8.984047217      6.644195353
        Fund Inception Date       07/26/95         10/09/95         01/03/95         02/03/97         09/01/89         12/21/95


                               Janus Aspen                                                         Janus Aspen
                            Series Capital      Janus Aspen      Janus Aspen      Janus Aspen           Series      Janus Aspen
                              Appreciation    Series Growth   Series Balanced  Series Flexible   International   Series Worldwide
                                 Portfolio        Portfolio        Portfolio   Income Portfolio Growth Portfolio Growth Portfolio
                             Institutional    Institutional    Institutional    Institutional    Institutional    Institutional
                                    Shares           Shares           Shares           Shares           Shares           Shares
   1 Year with No Surrender        -0.2308          -0.2609           -0.063           0.0592          -0.2461          -0.2383
      3 Year with Surrender        -0.0146          -0.0642           0.0204           0.0149           0.0189          -0.0128
      5 Year with Surrender            N/A           0.0661           0.1172           0.0478           0.0789            0.087
     10 Year with Surrender            N/A              N/A              N/A              N/A              N/A              N/A
       Since Inception with
                  Surrender         0.1513           0.0996           0.1242           0.0633           0.1159           0.1383
   3 Year with No Surrender         0.0056          -0.0419           0.0392           0.0339           0.0378           0.0073
   5 Year with No Surrender            N/A           0.0722           0.1223           0.0544           0.0848           0.0926
  10 Year with No Surrender            N/A              N/A              N/A              N/A              N/A              N/A
    Since Inception with No
                  Surrender         0.1578           0.0996           0.1242           0.0633           0.1159           0.1383
  Unit Value as of 12/31/01    8.813463246      7.876288406      10.52185463      11.35610651      10.09407408      9.202673515
  Unit Value as of 12/31/00    11.41283611      10.61421836      11.19409307      10.69071606      13.33704634      12.03406983
        Fund Inception Date       05/01/97         09/13/93         09/13/93         09/13/93         05/02/94         09/13/93


                                                                    American         American        Templeton
                                             Alliance Growth         Century          Century       Developing        Templeton
                            Alliance Premier     and Income      VP Income &         VP Value          Markets     Global Asset
                            Growth Portfolio      Portfolio      Growth Fund             Fund   Securities Fund  Allocation Fund
   1 Year with No Surrender        -0.1886          -0.0156          -0.1072           0.0968          -0.0967          -0.1151
      3 Year with Surrender        -0.0707           0.0455          -0.0526           0.0574          -0.0548          -0.0601
      5 Year with Surrender         0.1005           0.1212              N/A           0.0912          -0.1488           0.0027
     10 Year with Surrender            N/A           0.1293              N/A              N/A              N/A           0.0644
       Since Inception with
                  Surrender          0.137           0.1191           0.0404           0.1052          -0.1272           0.0682
   3 Year with No Surrender        -0.0481           0.0635          -0.0308           0.0749          -0.0329           -0.038
   5 Year with No Surrender         0.1059           0.1262              N/A           0.0968          -0.1341           0.0105
  10 Year with No Surrender            N/A           0.1293              N/A              N/A              N/A           0.0644
    Since Inception with No
                  Surrender          0.137           0.1191           0.0491           0.1052          -0.1272           0.0682
  Unit Value as of 12/31/01    7.045332825      12.28889998      8.723997116      15.21313551      6.581745899      8.927823987
  Unit Value as of 12/31/00    8.651306926      12.44542155      9.654961916      13.67644351      7.262637869       10.0552976
        Fund Inception Date       06/26/92         01/14/91         10/30/97         05/01/96         03/04/96         08/24/88


                                                     Lazard       Van Kampen       Van Kampen
                                    Lazard       Retirement     International        Emerging
                                Retirement        Small Cap           Magnum          Markets
                           Equity Portfolio      Portfolio         Portfolio Equity Portfolio
   1 Year with No Surrender        -0.0907           0.1666          -0.2073           -0.081
      3 Year with Surrender        -0.0382           0.1121          -0.0795           -0.001
      5 Year with Surrender            N/A              N/A              N/A          -0.0594
     10 Year with Surrender            N/A              N/A              N/A              N/A
       Since Inception with
                  Surrender        -0.0063           0.0652          -0.0208          -0.0516
   3 Year with No Surrender         -0.017           0.1281          -0.0565           0.0186
   5 Year with No Surrender            N/A              N/A              N/A          -0.0494
  10 Year with No Surrender            N/A              N/A              N/A              N/A
    Since Inception with No
                  Surrender         0.0103           0.0734          -0.0103          -0.0516
  Unit Value as of 12/31/01    10.14325564      13.96330903       7.33447607      5.361586418
  Unit Value as of 12/31/00     11.1182775      11.93836565      9.217221048      5.815546686
        Fund Inception Date       03/18/98         11/04/97         01/02/97         10/01/96

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